ACR-368 AND ACR-2316 CLINICAL DATA AND AP3 PIPELINE UPDATES ACRIVON CONFERENCE CALL January 8, 2026

Forward-looking statements Certain information contained in this presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding our future results of operations or financial condition, business strategy and plans and objectives of management for future operations. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. Our forward-looking statements are based primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition and results of operations. The outcome of the events described in the forward-looking statements is subject to risks and uncertainties, including the factors described in our filings with the U.S. Securities and Exchange Commission. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. The results, events, and circumstances reflected in the forward-looking statements may not be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update any forward-looking statements or to reflect new information or the occurrence of unanticipated events, except as required by law.

Peter Blume-Jensen M.D., Ph.D. CEO, President, and Co-Founder Inventor of the AP3 Platform Acrivon TEAM Participants Adam Levy Ph.D., M.B.A. Chief Financial Officer Mansoor Raza Mirza M.D. Chief Medical Officer

agenda Introduction and Review of the Agenda (Adam Levy) Brief Overview of Acrivon and Generative Phosphoproteomics: Transforming Drug Discovery with Proteome-Wide SAR (Peter Blume-Jensen) ACR-368 Phase 2b Clinical Data and Program Updates (Mansoor Raza Mirza) ACR-2316 Phase 1 Initial Clinical Data (Mansoor Raza Mirza and Peter Blume-Jensen) Nomination of Cell Cycle Program Development Candidate (Adam Levy) Closing remarks (Adam Levy and Peter Blume-Jensen) Q&A (Team)

ACRIVON THERAPEUTICS – A NEXT-GENERATION PRECISION MEDICINE COMPANY



Neurological
Fibrosis
Metabolic
Cancer
Inflammatory



DNA
RNA
Protein
P
Dysregulated Protein
Drug
Dysregulated Pathways
Akt

Acrivon Predictive Precision Proteomics (AP3)

- Acrivon's Generative AI-driven platform
- Enables an exact match between the disease-driving, dysregulated pathways with a drug's mechanism of action (Acrivon meaning ≈ exact, accurate)
- Broadly applicable (biological SAR*, drug resistance, patient responders); leveraged for internal pipeline



AP3 interactome/KaiSR
AI
+
OncoSignature®

Blume-Jensen, P & Hunter, T: Oncogenic kinase signaling *Nature* (2001)
Olsen, JV et al: Global, in vivo, and site-specific phosphorylation dynamics in signaling networks *Cell* (2006);
Andersen, JN et al: Pathway-based identification of biomarkers for targeted therapeutics: personalized oncology with PI3K pathway inhibitors *Sci Transl Med* (2010)

* Structure Activity Relationship (SAR)

5 ACRIVON THERAPEUTICS

ACRIVON PIPELINE

Program	Indication	Preclinical	Phase 1	Phase 2	Phase 3	Anticipated Next Milestone
ACR-368 (CHK1/CHK2)	Endometrial Cancer (ACR-368-201 Trial)	**Single-Arm Trials Based on OncoSignature Prediction**				
		ACR-368 Monotherapy	Breakthrough Device & Fast Track Designations			Clinical Update & Phase 3 Confirmatory Trial Readiness, Mid-2026
		ACR-368 + ULDG Sensitization				
		Single-Arm Trial without Pretreatment Biopsy or Biomarker Stratification				
		ACR-368 + ULDG Sensitization				Initial Clin Data, Mid-2026
	Other Trials Ongoing/Under Consideration: HPV⁺ SCC (H&N*, Anal, Cervical), Sarcomas, MDS/MPN					
ACR-2316 (WEE1/ PKMYT1)	AP3-Identified Tumor Types (ACR-2316-101 Trial)	Dose Escalation and Expansion				Clinical Data & Dose Expansion Start, 1H 2026
ACR-6840 (CDK11)	AP3-Identified Tumor Types	IND-Enabling				IND Submission, Q4 2026
Additional AP3-driven Programs: Auto-Immune/Inflammatory		Early Discovery				Future Development Candidates

Legend	Description
ACR-368 Monotherapy	Registrational intent Phase 2b single arm trial based on predicted sensitivity to ACR-368 monotherapy in OncoSignature-positive subjects
ACR-368 + ULDG Sensitization	Phase 1b/2 single arm trial of ACR-368 with ultra low dose gemcitabine, or ULDG as sensitizer, in OncoSignature-negative subjects
ACR-368 + ULDG Sensitization	Phase 2 single arm trial of ACR-368 with ULDG as sensitizer, in biopsy-independent, all-comer subjects of serous subtype (≤2 prior lines of therapy)

*Investigator-Initiated Trial (IIT) at Moffitt Cancer Center (Clinicaltrials.gov: NCT06597565)

6
ACRIVON THERAPEUTICS

ENDOMETRIAL CANCER PREDICTED TO BE SENSITIVE TO ACR-368 THROUGH AP3 INDICATION FINDING

ACR-368 OncoSignature-based indication finding prior to trial entry


Sq. NSCLC
Endometrial cancer
Tissue ID
BM1
BM2
BM3

OncoSignature-positive = 0%
(ORR in past trial: 0%)

OncoSignature-positive = 30-40%

ACR-368 OncoSignature imaging demonstrates addiction to CHK1/2 DDR axis

Endometrial patient samples


Patient 1 LOW
Patient 2 HIGH

Predicted Non-Responders

Predicted Responders

Confirmation of predicted sensitivity in genetically non-modified PDX models

Endometrial PDX


Endo 1
Endo 2
Endo 3
Endo 4
Endo 5
Endo 6
Endo 7
Endo 8
Cubic Millimeters
Day

Confirmation of ACR-368 OncoSignature prediction in PDX tumor tissues pretreatment


PDX-L
PDX-H
BM1
BM2
BM3

Predicted Non-Responders

Predicted Responders

In >1,000 cancer patients treated with ACR-368 in Lilly-sponsored trials, endometrial cancer was not tested

7
ACRIVON THERAPEUTICS

ACR-368: A POTENT SELECTIVE CHK1/2 INHIBITOR

- ATP-competitive inhibitor of CHK1 (0.9 nM) and CHK2 (8 nM)
- Exclusively in-licensed from Eli Lilly & Company; originally discovered by Array (Pfizer)
- Balanced inhibition of CHK1 and CHK2 believed important for RECIST monotherapy activity
- CoM patent exp. Oct. 2030; Salt-form exp. Apr. 2037
- ***Acrivon holds full, unencumbered global rights to ACR-368***



ACR-368 (MW): 365.4


G2/M Checkpoint
CHK1/2
M
Cancer Cell Cycle
G1
G2
S
Defective G1/S Checkpoint
S Phase Checkpoint
CHK1/2

G1/S-defective cancers rely on CHK1-regulated cell cycle checkpoints

CHK1 pauses cell cycle to enable DNA repair

- **Durable monotherapy activity:** Endometrial cancer (ongoing reg. intent Phase 2), ovarian, SCCHN, and other tumors
- **Strong synergy with anti-PD-(L)1:** Preclinical in-house and external data; non-overlapping toxicities (incl. clinical data)
- **Favorable tolerability profile:** In >1,300 patients treated, only transient, mechanism-based hematological AEs observed with notable absence of non-hematological AEs typically seen with e.g. ADCs and chemotherapy

8 ACRIVON THERAPEUTICS

ACR-368-201(GOG-3082) TRIAL

A Phase 2 Study of ACR-368 Therapy in Subjects with Endometrial Cancer

Subjects with endometrial cancer who have relapsed after prior platinum-based chemotherapy and one prior line of anti-PD-(L)1 therapy

OncoSignature®

BM-Stratified Cohorts
(<u>Prospective</u> Treatment Response Prediction)

Subjects with ≤3 lines of prior therapy

Arm 1*	**Arm 2**
BM+	**BM-**
N=71	N= up to ~150
ACR-368 (105 mg/m^2 q2w)	ACR-368 (105 mg/m^2 q2w) With ULDG Sensitization (10 mg/mg^2 q2w)

BM: OncoSignature Biomarker

**Registrational intent*

9 ACRIVON THERAPEUTICS

* ORR is best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025 with sponsor verification, and if needed correction, of histopathology/molecular alterations, and BOR in last prior line # # ORR* = 39% (ACR-368 single agent) n = 31 Best overall response (BOR) in oncosignature-positive (BM+) endometrial cancer subjects

BOR across all BM+ and BM- subjects with ≤ 2 Prior lines n = 25 n = 35 ORR* = 26% (ACR-368 + ULDG combo) ORR* = 44% (ACR-368 single agent) # # # BM+ (≤ 2 Prior Lines) BM- (≤ 2 Prior Lines) * ORR is best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025 with sponsor verification, and if needed correction, of histopathology/molecular alterations, and BOR in last prior line

n = 12 Median Prior Lines = 1 n = 5 Median Prior Lines = 1 n = 7 Median Prior Lines = 1 Serous Carcinosarcoma Endometrioid Clear-Cell # # ORR* = 67% BoR in BM+ subjects (arm1) by endometrial cancer subtype and molecular status (≤2 prior lines) ULDG predicted to also sensitize BM+ patients to ACR-368 which will potentially further increase response rate * ORR is best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025 with sponsor verification, and if needed correction, of histopathology/molecular alterations, and BOR in last prior line

# BOR across all serous vs all non-serous subjects (biomarker-unselected) with ≤ 2 Prior lines n = 23 Median Prior Lines = 1 n = 37 Median Prior Lines = 2 Serous (≤ 2 Prior Lines) Non-Serous (≤ 2 Prior Lines) # # ORR* = 22% ORR* = 52% * ORR is best of BICR and/or PI # Unconfirmed PR Non QC’ed data based on EDC data extract as of 12/04/2025 with sponsor verification, and if needed correction, of histopathology/molecular alterations, and BOR in last prior line

Arm 2, Serous, ≤ 2 Prior Lines (DCR: 55%, CBR (16 weeks): 45%) Arm 1, Serous, ≤ 2 Prior Lines (DCR: 92%, CBR (16 weeks): 83%) If RECIST Response is the same for BICR and Investigator, BICR is used. Disease control rate (DCR) and clinical benefit rate (CBR) in serous subjects with ≤ 2 prior lines of therapy Non QC’ed data based on EDC data extract as of 12/04/2025 with sponsor verification, and if needed correction, of histopathology/molecular alterations, and BOR in last prior line

SEROUS ENDOMETRIAL CANCER REPRESENTS A SIGNIFICANT UNMET NEED

Disproportionate Mortality: Accounts for ~40% of all endometrial cancer deaths*. Outcomes have only moderately improved over decades.

Limited Effective Targeted Therapies: HER2-targeting benefits only a proportion. No validated targets for TP53-driven disease. Lack of biomarkers to guide therapy beyond HER2 and MMR status.

Poor Durability of Responses: Chemotherapy responses are short-lived. Rapid development of resistance. High rate of early recurrence.

Moderate Benefit from Immunotherapy: Most tumors are immunologically "cold". Low tumor mutational burden. Modest efficacy with high toxicity burden.

Underrepresentation in Clinical Trials: Often grouped with all endometrial cancers.


200 μm

Endometrial serous carcinoma is characterized by high-grade cytological atypia in cells that do not share a common apical border.

*Bogani et al, Gynecol Oncol. 2021 July ; 162(1): 226–234. doi:10.1016/j.ygyno.2021.04.029.

Image from: Nakayama, K.; Nakayama, N.; Ishikawa, M.; Miyazaki, K. Endometrial Serous Carcinoma: Its Molecular Characteristics and Histology-Specific Treatment Strategies. Cancers 2012, 4, 799-807. https://doi.org/10.3390/cancers4030799)

15 ACRIVON THERAPEUTICS

LARGE ADDRESSABLE POPULATION (US + EU)

SEROUS ENDOMETRIAL CANCER A SIGNIFICANT UNMET NEED

Annual Endometrial Cancer Patient Mortality (US + EU) = ~44K[1, 3]



Serous mortality ~40% (~20,000 deaths/year[2, 3])

Est. ~58,800 patients with serous endometrial cancer[4]

Prevalence Pool = ~2.4M patients[1, 3]



- **Serous subtype accounts for ~40% of endometrial cancer deaths**
- **Aggressive: High DNA Damage Repair (DDR) stress, G1-S checkpoint deficiency (most are p53 mutated), and chromosomal instability**
- **Vast majority of patients progress to ≥2nd line of therapy**
- **SOC in 3rd line ~10-14% ORR and ~3 months PFS (single agent chemotherapy)[5]**

[1]SEER database
[2]https://pmc.ncbi.nlm.nih.gov/articles/PMC9445918
[3]Concin, C. et al, ESGO–ESTRO–ESP 2025 Guidelines; Lian Y., Luo P. Annals of Global Health (2025).
[4]Based on internal estimates of approximately 2.4% serous in the prevalence pool given survival approximations
[5]Makker et al, NEJM 2022; Mirza et al, GynOncol 2025

16 ACRIVON THERAPEUTICS

ACR-368-201 (GOG-3082 AND EU) TRIAL

A Phase 2 Study of ACR-368 Therapy in Subjects with Endometrial Cancer

Subjects with endometrial cancer who have relapsed after prior platinum-based chemotherapy and one prior line of anti-PD-(L)1 therapy

BM-Stratified Cohorts
(Prospective Treatment Response Prediction)

OncoSignature®

Subjects with ≤3 lines of prior therapy

- **Arm 1***
  BM+
  N=71
  → ACR-368 ($105\ mg/m^2$ q2w)

- **Arm 2**
  BM-
  N= up to ~150
  → ACR-368 ($105\ mg/m^2$ q2w) With ULDG Sensitization ($10\ mg/mg^2$ q2w)

BM-Unselected Serous Cohort
(US + EU^)

Subjects with ≤2 lines of prior therapy

- **Arm 3****
  All-comers
  N= up to ~90
  → ACR-368 ($105\ mg/m^2$ q2w) With ULDG Sensitization ($10\ mg/mg^2$ q2w)

Registrational intent

***Enrollment completion Q4 2026 (potential early interim validation)*

^ >20 selected sites in 4 major EU countries

BM: OncoSignature Biomarker

17

ACRIVON THERAPEUTICS

Potent synergy of ACR-368 with anti-PD-L1 displays immune Memory in 100% of Mice Complete tumor regression Immune memory Immune memory independent of CD8 Immune memory independent of CD4 Immune memory Co-mediated by CD4 + CD8 Legends:

ACR-368 + Anti PD-1 confirmatory phase 3 trial Placebo Carboplatin AUC 5 mg/mL/min Paclitaxel 175 mg/m2 Q3W for 6 cycles ACR-368 Q2W plus Anti PD-1 Q6W Placebo plus Anti PD-1 Q6W Follow- up R1:1 Eligible patients Histologically/cytologically proven advanced or recurrent EC Stage III/IV disease or first recurrent EC who have completed (without progression under or right after) chemotherapy with PD (L)-1 therapy Recurrent EC patients with systemic adjuvant anticancer therapy and had a recurrence or PD ≥6 months after completing treatment ECOG PS 0-1 Adequate organ function Stratification OncoSignature status Prior adjuvant chemotherapy Disease status Co-primary endpoints (hierarchical testing) PFS in BM+ PFS in ITT OS Secondary endpoints PFS by Inv PFS2 TFST TSST ORR DOR DCR HRQOL/PRO Safety Planned Phase 3, randomized, double-blinded, multicenter study of ACR-368 plus anti PD-1 versus placebo plus anti PD-1 in the ICI maintenance phase for patients with MMRp, primary advanced or recurrent EC

AP3 Generative phosphoproteomics platform Structured Standardized AI-enabled AP3 Interactome AP3 KSR Predictor AP3 Data Portal AP3 Chatbot Proprietary Database Drug design and optimization Target ID / Indication Finding MoA / response prediction PD and predictive biomarkers MS-proteomics Functional Genomics Internal Multi-modal AP3 MS-proteomics Single cell p-proteomics Spatial p-proteomics Clinical p-proteomics Proprietary Public Proprietary Computational Pipeline Validate Design Insight

ACR-2316 IS A POTENTIALLY BEST- AND FIRST-IN-CLASS AGENT DESIGNED USING ACRIVON'S AP3 PLATFORM

AP3-Enabled SAR

Program Goals	Demonstrated Results
1 Superior single agent activity	▪ Superior anti-tumor activity* (robust CDK1, CDK2, and PLK1 activation; inhibition of PKMYT1 resistance)
2 High selectivity and potency	▪ 5-20-fold more potent* in preclinical models than clinical benchmarks; complete tumor regression
3 Favorable ADME-PK, Therapeutic Index, and tolerability profile	▪ Potent tumor cell killing*, short elim. $T_{1/2}$, and high selectivity at weekly on-off schedule; only transient AEs ▪ Broad preclinical therapeutic index and anti-tumor activity across all dosing regimens
4 Streamlined clinical development	▪ AP3-based Indication Finding and PD biomarkers ▪ Significant dose-dependent drug target engagement observed in human PBMCs with AP3 MS assay ▪ Clinical activity observed in AP3-predicted solid tumor types, including endometrial, SCLC, and sqNSCLC

*Head-to-head preclinical studies against benchmarks with clinical data

21 ACRIVON THERAPEUTICS

PHASE I DOSE ESCALATION AND EXPANSION DESIGN


Dose Escalation
Dose Expansion: Tumor Types TBD
Weekly 3on/4off
30 mg
60 mg
120 mg
240 mg
200 mg
160 mg
2on/5off
240 mg
Bi-weekly 2on/12off
360 mg
TBD
TBD
TBD
Selected Cohort(s)
Dose Level X
Dose Level Y

- A total of 33 patients dosed across two weekly dosing schedules in the ongoing Phase I monotherapy dose-escalation study
- Two weekly dosing regimens (160 mg QD 3d on/4d off and 240 mg QD 2d on/5d off) established with an encouraging tolerability profile
- Mechanism-of-action and limited transient AEs, mainly neutropenia, provides strong rationale for a bi-weekly 2d on/12d off regimen (ongoing)

AP3-identified tumors include tumors of high unmet need that are not sensitive to other WEE1 and PKMYT1 inhibitors in clinical development, *such as* squamous non small cell lung cancer (Sq NSCLC) and small cell lung cancer (SCLC)

22 ACRIVON THERAPEUTICS

Demographics AND BASELINE CHARACTERISTICS Non QC’ed data based on EDC data extract as of 12/22/2025 Subject Demographics N = 33 ECOG Status at Baseline, n (%) 0 10 (30.3) 1 23(69.7) Prior Lines of Therapy, n (%) 1 1 (3) 2 5 (15.2) 3 14 (42.4) 4 7 (21.2) 5 2 (6) 6 2 (6) 7 1(3) 8 1(3) Prior exposure to IO therapy, n (%) Yes 24 (72.7) No 9 (27.3) Subject Demographics N = 33 Median Age (range) 63 Race, n (%) White 26 (79) Black/African American 3 (9) Asian 1 (3) Native Hawaiian/Pacific Islander 1 (3) Unknown/Other 2 (6) Sex, n (%) Female 20 (61) Male 13 (39) Cancer Type, n (%) Bladder 1 (3) Breast 4 (12) Cervical 1(3) Colorectal 3 (9) Endometrial 5 (15) Head Neck Squamous Cell Carcinomas 3 (9) Small Cell Lung Cancer 2 (6) Squamous - Non Small Cell Lung Cancer 3 (9) Adenocarcinoma - Non Small Cell Lung Cancer 3 (9) Ovarian Carcinoma 4 (12) Pancreatic Cancer 2 (6) Prostate Cancer (Neuroendocrine) 2 (6)

FAVORABLE TOLERABILITY PROFILE

SUMMARY OF GRADE ≥ 3 TRAEs IN >5% OF SUBJECTS

Established weekly 3d on/ 4d off dosing regimen (120 mg, 160 mg)

Established weekly 2d on/ 5d off dosing regimen (240 mg, 2 on/5 off)

Total up to or at established weekly dosing regimens

Subjects with ≥Grade 3 Treatment-Emergent Adverse Events^: # subjects; %	**120 mg (N=4) 3 on/4 off**		**160 mg (N=4) 3 on/4 off**		**200 mg (N=3) 3 on/4 off**		**240 mg (N=10) 3 on/4 off**		**240 mg (N=6) 2 on/5 off**		**Total Gr. 3 N=20***	**Total Gr. 4 N=20***	**Total Gr 3 + Gr 4 N=20***
	Gr. 3	**Gr. 4**	**Gr. 3**	**Gr. 4**	**Gr. 3**	**Gr. 4**	**Gr. 3**	**Gr. 4**	**Gr. 3**	**Gr. 4**			
Neutropenia/neutrophil count decreased	1; 25%	0	1; 25%	0	0	3; 100%	1; 10%	7; 70%	1; 17%	1; 17%	3; 15%	1; 5%	4; 20%
Leukopenia/white blood cell count decreased	1; 25%	0	0	0	0	1; 33%	3; 30%	1; 10%	0	1; 17%	1; 5%	1; 5%	2; 10%
Anaemia	1; 25%	0	0	0	1; 33%	0	2; 20%	1; 10%	0	0	1; 5%	0	1; 5%
Lymphocyte count decreased	0	0	0	0	1; 33%	0	1; 10%	0	0	0	0	0	0
Alanine aminotransferase increased	0	0	1; 25%	0	0	0	1; 10%	0	0	0	1; 5%	0	1; 5%
TOTAL Subjects with Events	**2**	**0**	**2**	**0**	**1**	**3**	**6**	**7**	**1**	**1**	**5**	**1**	**6**

- **Transient, mechanism-based hematological AEs, primarily neutropenia**
- **Notable absence of GI toxicities, long-lasting myelosuppression or more severe non-hematological AEs commonly seen with ADCs and chemotherapy**

^TRAEs with Grades 3/4 percentages ≥5% are included in this table. No fatal TRAEs. Patients are counted once at the maximum grade

*20 total subjects treated up to or at weekly dosing regimens, including 3 each in 30 and 60 mg cohorts

Non QC'ed data based on EDC data extract as of 12/22/2025

24

ACRIVON THERAPEUTICS

ACR-2316 initial activity in AP3-predicted tumor types A total of 33 patients dosed across two weekly dosing schedules in the ongoing Phase 1 monotherapy dose-escalation study Clinical activity observed at dose level 120 mg and above, with tumor shrinkage in 9 out of 20 evaluable patients, including SCLC and squamous NSCLC, two tumor types which have not shown sensitivity to previous clinical WEE1 or PKMYT1 inhibitors: Endometrial cancer (Mullerian tumor) at the 120 mg dose level, who had progressed after prior platinum-based chemo and tamoxifen and second-line pembrolizumab-lenvatinib had confirmed PR and was on therapy for 42 weeks Squamous NSCLC (BRCA1mut) receiving 200 mg (enrolled at the 240 mg dose level), who had progressed after prior lines with platinum-based chemo/durvalumab followed by three other immune therapies, had a PR at most recent scan after several scans showing deepening tumor shrinkage** SCLC (MSS) at the established 160 mg dose level, who had progressed after cisplatin/durvalumab, second-line tarlatamab and multi-organ radiation therapy had PR (50% tumor shrinkage) at first scan* *Since EDC data extract a subsequent scan showed further shrinkage (69%) of target lesion, but progression of non-target lesions (liver metastases) **Since EDC data extract a subsequent scan has confirmed the PR Non QC’ed data based on EDC data extract as of 12/22/2025

ACR-2316 INITIAL CLINICAL ACTIVITY DURING DOSE ESCALATION
BEST TUMOR SHRINKAGE



On-treatment as of Dec 22, 2025
Percent Change from Baseline in Sum of Diameters
84%
38%
27%
25%
19%
19%
16%
9%
5%
1%
0%
-6%
-7%
-8%
-12%
-26%
-26%
-33%
-41%
-50%
uPR**
PR
uPR*
Schedule A^: 3d on/4d off
Schedule B: 2d on/5d off
A-240 A-200 A-120 A-120 B-240 B-240 B-240 A-240 A-200 A-240 A-160 A-240 A-240 A-120 A-240 B-240 A-240 A-240 A-120 A-160
TNBC
TNBC
Pancreatic
Ovarian (cl cell)
Endometrial
HPV+ HNSCC
Endometrial
Adeno NSCLC
SCLC
CRC
SCNEP
Adeno NSCLC
Endometrial
Ovarian
TNBC
Ovarian
HPV+ HNSCC
Sq. NSCLC
Endometrial
SCLC



Overall Response
PR
SD
PD
Percent Change from Baseline in Sum of Diameters
Endometrial
A-120
Sq. NSCLC
A-240
SCLC
A-160
On-treatment as of Dec 22, 2025
Time on Treatment (Weeks)

*Since EDC data extract a subsequent scan showed further shrinkage (69%) of target lesion, but progression of non-target lesions (liver metastases)
**Since EDC data extract a subsequent scan has confirmed the PR
^All subjects at A-240 were reduced to 200 mg, and one subject further to 120 mg

Non QC'ed data based on EDC data extract as of 12/22/2025

26
ACRIVON THERAPEUTICS

POTENTIAL DEVELOPMENT PATHS FOR ACR-2316

- AP3-predicted solid tumor types of high unmet need, *e.g.* SCLC, sqNSCLC, HPV+ tumors, etc.
  - Single agent later line
  - Chemo combination (DDR stress sensitization in earlier lines)
- Weekly and bi-weekly dosing regimens provide flexibility for combinations, including potential frontline with both anti-PD(L)1 and TOPO1 payload ADCs (both strong synergy with ACR-2316)

Strong synergy with IO



Complete tumor regression
Immune memory
Immune memory independent of CD8
Immune memory Co-mediated by CD4+CD8
Immune memory independent of CD4
1st Tumor re-challenge
2nd Tumor re-challenge
3rd Tumor re-challenge
4th Tumor re-challenge
Dosing stopped
Tumor Volume (mm³) Mean +/- SEM
Days After Treatment Start

ACR-2316 + anti-PD-L1 therapy results in complete regression and permanent CD4 + CD8-mediated immune memory in preclinical models

Potential for strong synergy with ADCs



HEC1A
ACR-2316 + SN38 3d combination dose response
SN38
100nM
30nM
10nM
3nM
1nM
0.6nM
0.3nM
ACR-2316 Alone
SN38 Alone
% Viability normalized to DMSO control
ACR-2316 (nM)
SN38 (nM)
HEC1A
ACR-2316 + SN-38
ACR-2316
SN-38
ACR-2316 + SN-38
Doses
30nM ACR-2316
30nM SN-38

Max synergy score = 34

ACR-2316 + TOPO1 isomerase inhibitors (main backbone in ADCs) shows strong synergy in preclinical models

27 ACRIVON THERAPEUTICS

NEW PRECLINICAL CELL CYCLE DEVELOPMENT CANDIDATE

*ACR-6840: POTENTIAL FIRST-IN-CLASS **CDK11** INHIBITOR*

- No clinical-stage competitors
- Attractive cancer cell cycle drug target, well-suited for AP3 platform, multiple protein isoforms
- Broad role in cell cycle control and oncogenesis; CDK11 controls transcription, pre-mRNA processing and splicing of mitotic genes, and is encoded by an essential gene for cancer cell viability (DepMap)
- AP3 profiling (benchmarks/leads) for MOA-based SAR and lead optimization
- **Development candidate: ACR-6840**
  - **Small molecule CDK11 inhibitor, highly selective (kinome scan), orally available, potent (3 nM cellular target engagement; ~30 nM EC50 viability), preclinical antitumor activity**
  - **Several equally promising back-up series**



Series C
Resol. : 2.4 Å



Series D
Resol. : 2.64 Å



Series E
Resol. : 2.69 Å

All AP3-driven programs deploy co-crystallography



AP3-based screening funnel guides intracellular protein SAR

28

ACRIVON THERAPEUTICS

ACR-6840 IS PRO-APOPTOTIC, POTENTLY DOWNREGULATES MCL1, AND SHOWS SYNERGY WITH BCL2 INHIBITORS

Rationale: CDK11 inhibition downregulates MCL1 and other BCL2 proteins, resulting in synergy with BCL2 inhibitors

- Decreases BCL-2 and Bcl-xL mRNA and protein rendering cells more dependent on remaining pro-survival proteins
- Causes dysregulated splicing of anti-apoptotic to pro-apoptotic transcripts (Bcl-xL to Bcl-xS)
- Downregulates MCL1, and post-translationally modulates BCL-2 altering its activity/stability

ACR CDK11 inhibitors reduce levels of anti-apoptotic MCL1 (AP3 global proteomics analysis)

CDK11i-induced protein changes in CDK11 wt vs mutant cells

SR*pEC50, OTS964


CDK11 GS
CDK11wt
10
0
-10
-20
-30
AMOTL2
CCNA2
CCNL1
CCNB1
CDCA5
AURKA
MCL1
ZFAND5
ZFP36L2

ACR-6840-induced decrease in MCL1 protein levels


DMSO
ACR6840
Log-normalized MS Intensity
8
7
6
10 30 100 300 1000 nM

ACR-6840 induces apoptosis in aggressive AML cell line MV4-11


% cells with cleaved caspase 3
50
40
30
20
10
0
6h
24h
DMSO
30 nM
100 nM
DMSO
30 nM
100 nM

ACR CDK11 inhibitors are as potent as BCL-2 inhibitor in MV4-11 cell line


ACR-6551
Navitoclax
ACR-6979
Navitoclax
ACR-6840
Navitoclax
% Viability
125
100
75
50
25
0
1
10
100
1000
10000
Drug conc (nM)

ACR CDK11 inhibitors exhibit synergistic activity with BCL-2 inhibitor in MV4-11 cells



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ACRIVON THERAPEUTICS

FINANCIAL HIGHLIGHTS Approximate Cash and Investments $119M Projected runway into Q2 2027 Approximate Fully Diluted Shares Outstanding 45.1M Current operating plan, assuming no additional financing Balance sheet 31-Dec-2025 Shares, pre-funded warrants, and equity grants outstanding 31-Dec-2025 Notes: Preliminary, Unaudited. The cash and investments amount is preliminary and subject to completion of financial closing procedures. As a result, it may differ materially from the amount that will be reflected in the Company’s consolidated financial statements for the quarter and year ended December 31, 2025.

TAKE HOME MESSAGES

ACR-368

- Serous EC shows high proportion of BM+ and high sensitivity to ACR-368 (ORR in BM+ = 67% and ORR in all-comer = 52% in ongoing Ph 2b trial), providing for a **highly compelling clinical profile**
- Given expansion to ≥20 EU sites and no biopsy requirement, **trial enrollment in US+EU all-comer serous EC (Arm 3; N = 90) anticipated to be completed in Q4 2026** (initial data update mid-2026)
- Arm 3 subjects will receive **ACR-368 with ULDG sensitization, which might further boost ORR**
- **Phase 3 trial design and protocol submitted to the FDA** for frontline treatment with ACR-368 + anti-PD-1 based on strong synergy (complete regression and immune memory) in preclinical studies

ACR-2316

- **Weekly oral dosing regimens established with favorable tolerability profile** (primarily transient neutropenia)
- **Initial clinical activity observed in AP3-selected solid tumor types, including SCLC and sqNSCLC,** tumor types not previously shown sensitive to WEE1 inhibitors currently in clinical development
- **Bi-weekly oral dosing regimen (2d on/12d off) being explored** with potential for potent tumor cell killing and maximal dosing flexibility as single agent or as combination therapy

AP3-driven Pipeline

- Next AP3-driven preclinical cell cycle target disclosed as **CDK11, a key cell cycle regulatory molecule**
- **ACR-6840 Development Candidate:** A potential first-in-class, potent, selective CDK11 oral inhibitor

Acrivon AP3 Generative Phosphoproteomics fueling streamlined drug development and clinical deliverables

31 ACRIVON THERAPEUTICS